UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 30, 2013

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2013, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2013.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:

99-Press Release dated July 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	June 30,	March 31,	July 1,
In millions, except per share amounts	2013	2013	2012
NET SALES	$4,525	$3,922	$4,452
Cost of sales	3,372	2,965	3,242
GROSS MARGIN	1,153	957	1,210

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	484	444	487
Research, development and engineering expenses	177	182	187
Equity, royalty and interest income from investees (Note 1)	108	82	104
Other operating income (expense), net	10	1	8
OPERATING INCOME	610	414	648

Interest income	10	5	7
Interest expense	8	6	8
Other income (expense), net	1	18	14
INCOME BEFORE INCOME TAXES	613	431	661

Income tax expense (Note 2)	172	119	166
CONSOLIDATED NET INCOME	441	312	495

Less: Net income attributable to noncontrolling interests	27	30	26
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$414	$282	$469

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.20	$1.50	$2.47
Diluted	$2.20	$1.49	$2.47

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	187.8	188.4	189.8
Diluted	188.2	188.8	190.1

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.50	$0.50	$0.40

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	June 30, 2013	July 1, 2012
NET SALES	$8,447	$8,924
Cost of sales	6,337	6,516
GROSS MARGIN	2,110	2,408

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	928	962
Research, development and engineering expenses	359	368
Equity, royalty and interest income from investees (Note 1)	190	208
Other operating income (expense), net	11	10
OPERATING INCOME	1,024	1,296

Interest income	15	15
Interest expense	14	16
Other income (expense), net	19	16
INCOME BEFORE INCOME TAXES	1,044	1,311

Income tax expense (Note 2)	291	341
CONSOLIDATED NET INCOME	753	970

Less: Net income attributable to noncontrolling interests	57	46
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$696	$924

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$3.70	$4.86
Diluted	$3.69	$4.85

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	188.1	190.1
Diluted	188.5	190.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.00	$0.80

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)
In millions, except par value	June 30, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$1,382	$1,369
Marketable securities	205	247
Total cash, cash equivalents and marketable securities	1,587	1,616
Accounts and notes receivable, net	2,745	2,475
Inventories	2,475	2,221
Prepaid expenses and other current assets	597	855
Total current assets	7,404	7,167
Long-term assets
Property, plant and equipment	6,077	5,876
Accumulated depreciation	(3,195)	(3,152)
Property, plant and equipment, net	2,882	2,724
Investments and advances related to equity method investees	924	897
Goodwill	450	445
Other intangible assets, net	360	369
Other assets	1,028	946
Total assets	$13,048	$12,548

LIABILITIES
Current liabilities
Loans payable	$40	$16
Accounts payable (principally trade)	1,669	1,339
Current maturities of long-term debt	43	61
Current portion of accrued product warranty	393	386
Accrued compensation, benefits and retirement costs	348	400
Deferred revenue	243	215
Taxes payable (including taxes on income)	159	173
Other accrued expenses	567	546
Total current liabilities	3,462	3,136
Long-term liabilities
Long-term debt	754	698
Postretirement benefits other than pensions	414	432
Other liabilities and deferred revenue	1,325	1,308
Total liabilities	5,955	5,574

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.4 shares issued	2,082	2,058
Retained earnings	7,850	7,343
Treasury stock, at cost, 35.0 and 32.6 shares	(2,112)	(1,830)
Common stock held by employee benefits trust, at cost, 1.4 and 1.5 shares	(17)	(18)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(754)	(794)
Other	(345)	(156)
Total accumulated other comprehensive loss	(1,099)	(950)
Total Cummins Inc. shareholders’ equity	6,704	6,603
Noncontrolling interests	389	371
Total equity	7,093	6,974
Total liabilities and equity	$13,048	$12,548

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)
	Six months ended
In millions	June 30, 2013	July 1, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$753	$970
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Restructuring payments, net	(23)	-
Depreciation and amortization	200	171
Gain on sale of businesses	-	(6)
Gain on fair value adjustment for consolidated investees	(12)	-
Deferred income taxes	20	(39)
Equity in income of investees, net of dividends	(57)	(25)
Pension contributions in excess of expense	(78)	(52)
Other post-retirement benefits payments in excess of expense	(15)	(7)
Stock-based compensation expense	19	21
Excess tax benefits on stock-based awards	(8)	(11)
Translation and hedging activities	3	7
Changes in current assets and liabilities, net of acquisitions:
Accounts and notes receivable	(265)	(116)
Inventories	(184)	(439)
Other current assets	214	(47)
Accounts payable	310	61
Accrued expenses	(87)	(173)
Changes in other liabilities and deferred revenue	100	103
Other, net	70	(21)
Net cash provided by operating activities	960	397

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(275)	(266)
Investments in internal use software	(24)	(40)
Investments in and advances to equity investees	(4)	(40)
Acquisition of businesses, net of cash acquired	(134)	(12)
Investments in marketable securities—acquisitions	(243)	(276)
Investments in marketable securities—liquidations	280	280
Cash flows from derivatives not designated as hedges	(23)	1
Other, net	12	3
Net cash used in investing activities	(411)	(350)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	2	46
Payments on borrowings and capital lease obligations	(51)	(75)
Net borrowings under short-term credit agreements	56	3
Distributions to noncontrolling interests	(28)	(32)
Dividend payments on common stock	(189)	(152)
Repurchases of common stock	(289)	(196)
Excess tax benefits on stock-based awards	8	11
Other, net	18	9
Net cash used in financing activities	(473)	(386)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(63)	-
Net increase (decrease) in cash and cash equivalents	13	(339)
Cash and cash equivalents at beginning of year	1,369	1,484
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,382	$1,145

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended June 30, 2013
	External sales	$2,209	$786	$583	$947	$-	$4,525
	Intersegment sales	447	331	231	7	(1,016)	-
	Total sales	2,656	1,117	814	954	(1,016)	4,525
	Depreciation and amortization(2)	51	23	12	15	-	101
	Research, development and engineering expenses	102	57	17	1	-	177
	Equity, royalty and interest income from investees	52	9	10	37	-	108
	Interest income	7	-	2	1	-	10
	Segment EBIT	339	136	76	100(3)	(30)	621

	Segment EBIT as a percentage of total sales	12.8%	12.2%	9.3%	10.5%		13.7%

	Three months ended March 31, 2013
	External sales	$1,885	$722	$539	$776	$-	$3,922
	Intersegment sales	418	296	207	2	(923)	-
	Total sales	2,303	1,018	746	778	(923)	3,922
	Depreciation and amortization(2)	52	24	12	10	-	98
	Research, development and engineering expenses	105	57	18	2	-	182
	Equity, royalty and interest income from investees	23	7	7	45	-	82
	Interest income	2	1	2	-	-	5
	Segment EBIT	195	119	51	95(3)	(23)	437

	Segment EBIT as a percentage of total sales	8.5%	11.7%	6.8%	12.2%		11.1%

	Three months ended July 1, 2012
	External sales	$2,381	$710	$572	$789	$-	$4,452
	Intersegment sales	460	326	337	5	(1,128)	-
	Total sales	2,841	1,036	909	794	(1,128)	4,452
	Depreciation and amortization(2)	47	19	11	8	-	85
	Research, development and engineering expenses	115	51	19	2	-	187
	Equity, royalty and interest income from investees	37	8	10	49	-	104
	Interest income	3	1	3	-	-	7
	Segment EBIT	376	116	94	92	(9)	669

	Segment EBIT as a percentage of total sales	13.2%	11.2%	10.3%	11.6%		15.0%

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three months ended June 30, 2013 and March 31, 2013.  The three months ended July 1, 2012, include a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures within the Components segment.  The gain has been excluded from segment results as it was not considered in our evaluation of operating results for the corresponding periods.   There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”
(3)

Distribution segment EBIT includes a $7 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Northwest LLC for the three months ended March 31, 2013 and a $5 million gain on the fair value adjustment resulting from the acquisition of a controlling interest in Cummins Rocky Mountain LLC for the three months ended June 30, 2013.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	In millions
	Six months ended June 30, 2013
	External sales	$4,094	$1,508	$1,122	$1,723	$-	$8,447
	Intersegment sales	865	627	438	9	(1,939)	-
	Total sales	4,959	2,135	1,560	1,732	(1,939)	8,447
	Depreciation and amortization(2)	103	47	24	25	-	199
	Research, development and engineering expenses	207	114	35	3	-	359
	Equity, royalty and interest income from investees	75	16	17	82	-	190
	Interest income	9	1	4	1	-	15
	Segment EBIT	534	255	127	195(3)	(53)	1,058

	Segment EBIT as a percentage of total sales	10.8%	11.9%	8.1%	11.3%		12.5%

	Six months ended July 1, 2012
	External sales	$4,793	$1,484	$1,088	$1,559	$-	$8,924
	Intersegment sales	907	651	601	10	(2,169)	-
	Total sales	5,700	2,135	1,689	1,569	(2,169)	8,924
	Depreciation and amortization(2)	94	38	22	15	-	169
	Research, development and engineering expenses	226	102	37	3	-	368
	Equity, royalty and interest income from investees	75	16	20	97	-	208
	Interest income	7	2	5	1	-	15
	Segment EBIT	757	259	170	186	(45)	1,327

	Segment EBIT as a percentage of total sales	13.3%	12.1%	10.1%	11.9%		14.9%

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the six months ended June 30, 2013.  The six months ended July 1, 2012, includes a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures within the Components segment.  The gain has been excluded from segment results as it was not considered in our evaluation of operating results for the corresponding periods.   There were no other significant unallocated corporate expenses.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”
(3)

Distribution segment EBIT for the six months ended June 30, 2013, includes a $7 million gain and a $5 million gain on the fair value adjustments resulting from the acquisitions of a controlling interest in Cummins Northwest LLC and Cummins Rocky Mountain LLC, respectively.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
	June 30,	March 31,	July 1,	June 30,	July 1,
In millions	2013	2013	2012	2013	2012
Segment EBIT	$621	$437	$669	$1,058	$1,327
Less: Interest expense	8	6	8	14	16
Income before income taxes	$613	$431	$661	$1,044	$1,311

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Six months ended
	June 30,	March 31,	July 1,	June 30,	July 1,
In millions	2013	2013	2012	2013	2012
Distribution Entities
North American distributors	$29	$35	$38	$64	$78
Komatsu Cummins Chile, Ltda.	6	5	6	11	11
All other distributors	-	-	2	-	3
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	20	12	17	32	33
Chongqing Cummins Engine Company, Ltd.	17	12	17	29	35
Beijing Foton Cummins Engine Co., Ltd.	9	1	2	10	-
Shanghai Fleetguard Filter Co., Ltd.	4	3	4	7	7
Komatsu manufacturing alliances	4	(1)	1	3	-
Cummins Westport, Inc.	3	-	4	3	9
Valvoline Cummins, Ltd.	2	3	2	5	4
Tata Cummins, Ltd.	2	1	3	3	7
Xian Cummins Engine Company Ltd.	1	-	(5)	1	(6)
All other manufacturers	1	2	4	3	6
Cummins share of net income	98	73	95	171	187
Royalty and interest income	10	9	9	19	21
Equity, royalty and interest income from investees	$108	$82	$104	$190	$208

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 29.1 percent, excluding any one-time items that may arise.  Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income and research tax credits.  The tax rates for the three and six month periods ended June 30, 2013, were 28.1 percent and 27.9 percent, respectively.  These tax rates include a discrete tax benefit in the first quarter of 2013 of $28 million attributable to the reinstatement of the research credit back to 2012 as well as a discrete tax expense in the first quarter of 2013 of $17 million, which primarily relates to the write-off of a deferred tax asset deemed unrecoverable.  On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law and reinstated the research tax credit.  As tax law changes are accounted for in the period of enactment, we recognized the discrete tax benefit in the first quarter of 2013.

Our tax rates for the three and six month periods ended July 1, 2012, were 25.1 percent and 26.0 percent, respectively.  The increase in the 2013 effective tax rates compared to 2012 is due primarily to an unfavorable change in the pre-tax mix of income taxed in higher rate jurisdictions, partially offset by $11 million of net discrete tax benefits in the first quarter of 2013.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 3.  ACQUISITIONS

Cummins Rocky Mountain LLC

In May 2013, we acquired the remaining 67 percent interest in Cummins Rocky Mountain LLC (Rocky Mountain) from the former principal for consideration of approximately $62 million in cash and an additional $74 million in cash paid to creditors to eliminate all debt related to the entity.  The purchase price was approximately $136 million as presented below.  The intangible assets are primarily customer related and are being amortized over periods ranging from 1 to 4 years.  The acquisition was accounted for as a business combination, with the results of the acquired entity included in the Distribution operating segment in the second quarter of 2013.

Distribution segment results also included a $5 million gain, as we were required to re-measure our pre-existing 33 percent ownership interest in Rocky Mountain to fair value in accordance with GAAP.  Net sales for Rocky Mountain were $384 million for the 12 months ended December 31, 2012.  This amount is not fully incremental to Cummins Inc. as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.  Approximately $14 million of the purchase price will be distributed in future quarters.

The preliminary purchase price allocation, subject to finalization, was as follows:

In millions
Accounts receivable	$48
Inventory	99
Fixed assets	34
Intangible assets	7
Goodwill	6
Other assets	9
Current liabilities	(36)
Total business valuation	167
Fair value of pre-existing 33 percent interest	(31)
Purchase price	$136

Cummins Northwest LLC

In January 2013, we acquired an additional 50 percent interest in Cummins Northwest LLC (Northwest) from the former principal for consideration of approximately $18 million.   We formed a new partnership with a new distributor principal.  We own 79.99 percent of Northwest and the new distributor principal owns 20.01 percent. The acquisition was accounted for as a business combination, with the results of the acquired entity included in the Distribution operating segment in the first quarter of 2013.  Distribution segment results also included a $7 million gain, as we were required to re-measure our pre-existing 50 percent ownership interest in Northwest to fair value in accordance with GAAP.  The transaction generated $3 million of goodwill.  Net sales for Northwest were $137 million for the 12 months ended December 31, 2012.  This amount is not fully incremental to Cummins Inc. as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including the one-time tax benefits and gain related to the sale of certain assets and liabilities.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the quarters ended June 30, 2013, March 31, 2013 and July 1, 2012.

	Three months ended
	June 30, 2013		March 31, 2013		July 1, 2012
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$414	$2.20	$282	$1.49	$469	$2.47
Less
One-time tax benefits(1)	-	-	11	0.05	-	-
Gain on sale of businesses(2)	-	-	-	-	4	0.02
Net income attributable to Cummins Inc.
excluding special items	$414	$2.20	$271	$1.44	$465	$2.45

		Six months ended
		June 30, 2013		July 1, 2012
In millions		Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.		$696	$3.69	$924	$4.85
Less
One-time tax benefits(1)		11	0.06	-	-
Gain on sale of businesses(2)		-	-	4	0.02
Net income attributable to Cummins Inc.
excluding special items		$685	$3.63	$920	$4.83

(1)

The one-time tax items for the three months ended March 31, 2013 and six months ended June 30, 2013, included a discrete tax benefit of $28 million attributable to the 2012 research credit as well as a discrete tax expense of $17 million, which relates to the write-off of a deferred tax asset deemed unrecoverable.

(2)	The gain has been excluded from operating results as it was not considered in our evaluation of performance for the three and six months ended July 1, 2012.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Six months ended
	June 30,	March 31,	July 1,	June 30,	July 1,
In millions	2013	2013	2012	2013	2012
Earnings before interest expense, income taxes
and special items	$621	$437	$663	$1,058	$1,321

Earnings before interest expense, income taxes and
special items as a percentage of net sales	13.7%	11.1%	14.9%	12.5%	14.8%

Add
Gain on sale of businesses	-	-	6	-	6

Earnings before interest expense and income taxes	$621	$437	$669	$1,058	$1,327

EBIT as a percentage of net sales	13.7%	11.1%	15.0%	12.5%	14.9%

Less
Interest expense	8	6	8	14	16
Income tax expense	172	119	166	291	341
Consolidated net income	441	312	495	753	970

Less
Net income attributable to noncontrolling interests	27	30	26	57	46
Net income attributable to Cummins Inc.	$414	$282	$469	$696	$924

Net income attributable to Cummins Inc. as a
percentage of net sales	9.1%	7.2%	10.5%	8.2%	10.4%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$-	$-	$1,377
Medium-duty truck and bus	448	595	-	-	1,043
Light-duty automotive and RV	260	345	-	-	605
Industrial	714	762	-	-	1,476
Stationary power	227	231	-	-	458
Total sales	$2,303	$2,656	$-	$-	$4,959

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$656	$609	$2,964
Medium-duty truck and bus	526	512	478	575	2,091
Light-duty automotive and RV	286	297	353	343	1,279
Industrial	861	859	766	747	3,233
Stationary power	294	366	274	232	1,166
Total sales	$2,859	$2,841	$2,527	$2,506	$10,733

Unit shipments by engine classification (including unit shipments to Power Generation)

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	-	-	216,500
Heavy-duty	24,900	28,300	-	-	53,200
High horsepower	4,200	3,600	-	-	7,800
Total units	123,700	153,800	-	-	277,500

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	113,000	108,500	440,500
Heavy-duty	36,000	33,000	26,000	24,100	119,100
High horsepower	5,500	5,800	4,600	3,900	19,800
Total units	150,500	148,800	143,600	136,500	579,400

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$400	$444	$-	$-	$844
Turbo technologies	266	294	-	-	560
Filtration	255	271	-	-	526
Fuel systems	97	108	-	-	205
Total sales	$1,018	$1,117	$-	$-	$2,135

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$325	$337	$1,415
Turbo technologies	298	297	257	254	1,106
Filtration	270	266	260	252	1,048
Fuel systems	127	124	96	96	443
Total sales	$1,099	$1,036	$938	$939	$4,012

Power Generation segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$-	$-	$883
Power systems	179	187	-	-	366
Generator technologies	126	125	-	-	251
Power solutions	32	28	-	-	60
Total sales	$746	$814	$-	$-	$1,560

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$425	$395	$1,654
Power systems	188	217	174	178	757
Generator technologies	141	160	138	127	566
Power solutions	76	73	77	65	291
Total sales	$780	$909	$814	$765	$3,268

Distribution segment sales by business

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$-	$-	$691
Power generation	163	241	-	-	404
Engines	152	183	-	-	335
Service	141	161	-	-	302
Total sales	$778	$954	$-	$-	$1,732

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$326	$319	$1,235
Power generation	186	201	178	242	807
Engines	166	147	157	195	665
Service	135	144	140	151	570
Total sales	$775	$794	$801	$907	$3,277